                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  JULY 28, 1999

                            AAMES CAPITAL CORPORATION
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 1999-1
  -----------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         CALIFORNIA                   333-46893-01           95-4438859
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission            (I.R.S.  employer
of incorporation)                     file number)           identification no.)


350 SOUTH GRAND AVENUE, 52ND FLOOR
        LOS ANGELES, CALIFORNIA                                      90071
----------------------------------------                           ----------
(Address of principal executive offices)                           (ZIP Code)

                                 (213) 210-5000
               --------------------------------------------------
               Registrant's telephone number, including area code

                                       N/A
                     --------------------------------------
          (Former name or former address, if changed since last report)

         Item 5.  Other Events

         Attached as Exhibit 99.1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc., Greenwich Capital Markets, Inc. and Banc of America Securities LLC (collectively, the "Underwriters"), in respect to Aames Mortgage Trust 1999-1 Mortgage Pass-Through Certificates, Series 1999-1, Class A-F and Class A-V (the "Certificates"). The Certificates will be offered pursuant to a Prospectus Supplement, to be dated on or about July 28, 1999, and a Prospectus to be dated on or about July 28, 1999 (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus") to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 333-46893-01) (the "Registration Statement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Prospectus.

         The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate (other than providing to the Underwriters the background information concerning the underlying pool of assets upon which the Computational Materials are based) in the preparation of the Computational Materials.

         Any statements or information contained in these Computational Materials shall be deemed to be modified or superseded for the purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

         Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

          (a)      Not applicable.

          (b)      Not applicable.

          (c)      Exhibits:

                   99.1     Computational Materials of the Underwriters

                   99.2 Banc of America Securities LLC Legend on Computational Materials and Greenwich Capital Markets, Inc. Legend on Computational Materials



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AAMES CAPITAL CORPORATION


                                         By:      /s/ David A. Sklar
                                                  ------------------------------
                                                  David A. Sklar
                                                  Executive Vice President and
                                                  Chief Financial Officer



         Dated: July 30, 1999




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                                  EXHIBIT INDEX



Exhibit No.    Description of Exhibit
-----------    ----------------------
99.1           Computational Materials of the Underwriters*
99.2           Banc of America Securities LLC Legend on Computational Materials
               and Greenwich Capital Markets, Inc. Legend on Computational
               Materials

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*Filed under cover of Form SE




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